Taxation (Details) - Schedule of Components of Deferred Tax Assets - USD ($)	Dec. 31, 2023	Dec. 31, 2022
Deferred tax assets:
Allowance for credit losses	$ 33,686	$ 33,022
Inventory impairment	4,000	4,118
Impairment loss of intangible assets	432,444	445,153
Net operating loss carried forward	9,730,306	9,048,531
Total deferred tax assets	10,200,436	9,530,824
Valuation allowance	(10,200,436)	(9,530,824)
Deferred tax assets, net of valuation allowance